EXHIBIT 10.3


                              AMENDED AND RESTATED
                             RELIANCE BANCORP, INC.
                  1994 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS


I.  Purpose

         The purpose of the Reliance Bancorp, Inc. (the "Holding Company") 1994 Stock Option Plan for Outside Directors of the Holding Company and its affiliates, including the outside directors of Reliance Federal Savings Bank (the "Bank") (the "Directors' Option Plan" or the "Plan") is to promote the growth and profitability of the Holding Company and the Bank by providing outside directors of the Holding Company and its affiliates with an incentive to achieve long-term objectives of the Holding Company and to attract and retain non-employee directors of outstanding competence by providing such outside directors with an opportunity to acquire an equity interest in the Holding Company.

II.  Grant of Options

         (a)  Initial and Subsequent Grants.

                  (i) Each outside director (for purposes of this Directors' Option Plan, the term "Outside Director" shall mean a member of the Board of Directors of the Holding Company or any of its affiliates not also serving as a full-time employee of the Holding Company or any of its affiliates), who is serving in such capacity on the date of the Holding Company's initial public offering and at the effective date of this Directors' Option Plan, is hereby granted non-statutory stock options to purchase 39,330 shares of the common stock of the Holding Company ("Common Stock"), subject to adjustment as provided in Section IV hereof.

                  (ii) Additional grants of non-statutory stock options may be made to each outside director under this Plan by the committee administering the Plan (the "Committee"). The Committee shall consist of the entire Board of Directors or two or more members of the Board of Directors who are "Non-employee Directors" as that term is defined in Rule 16b-3(b)(3)(i), as promulgated by the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (iii) The purchase price per share of the Common Stock deliverable upon the exercise of each non-statutory stock option granted pursuant to Section II(a)(i) shall be the initial public offering price of the Common Stock sold in connection with the conversion of the Bank to the stock form. The effective date of these initial grants shall be the effective date of the Directors' Option Plan as defined in Section V hereof ("Effective Date").

                  (iv) The purchase price per share of the Common Stock deliverable upon the exercise of each Non-statutory Stock Option granted pursuant to Section II(a)(ii) shall be the Fair Market Value of the Common Stock on the date of grant.

         (b) Ineligibility. An option under the Directors' Option Plan shall not be granted to any Outside Director who at any previous time was an employee of either the Holding Company or the Bank and in such capacity was eligible to receive any options to purchase Common Stock.

         (c) Fair Market Value. For purposes of the Directors' Option Plan, when used in connection with Common Stock on a certain date, Fair Market Value means the average of the bid and ask prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the effective date of the grant, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. For purposes of the grant of options in the Conversion as defined in Section V hereof, Fair Market Value shall mean the initial public offering price of the Common Stock ($10.00 per share).

III.  Terms and Conditions

         (a) Option Agreement. Each option shall be evidenced by a written option agreement between the Holding Company and the recipient specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions which are not inconsistent with the terms of this grant.

         (b) Vesting. Each option granted pursuant to Section II(a)(i) hereof shall become exercisable in three annual installments of thirty three and one-third percent (331/3%). Options granted pursuant to Section II(a)(ii) shall vest in accordance with the terms and conditions set forth in each recipient's Option Award Agreement.

         (c) Manner of Exercise. The option when exercisable may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the Chief Executive Officer of the Holding Company signed by the recipient. Such notice is irrevocable and must be accompanied by full payment of the exercise price (as determined in Section II(a) hereof) in cash or shares of previously acquired Common Stock of the Holding Company at the Fair Market Value of such shares determined on the exercise date by the manner described in
Section II(c) above.

         (d) Transferability. Each option granted hereby may be exercised only by the recipient to whom it is issued, or in the event of the Outside Director's death, his or her personal representative(s) or designee(s), heir(s) or devisee(s) pursuant to the terms of Section III(e) hereof or as otherwise provided by Rule 16(b)-3 of the Securities Exchange Act of 1934, as amended.

         (e) Termination of Service. Upon the termination of a recipient's service for any reason other than disability, retirement, failure to be are-elected at any annual meeting of shareholders at which the recipient has been nominated, the occurrence of a Change in Control, death or removal for cause, the participant's stock options shall be exercisable only as to those shares which were immediately purchasable by the recipient at the date of termination.

         In the event of death or disability of any recipient, all stock options held by such recipient, whether or not exercisable at such time, shall become immediately exercisable by the recipient or the recipient's legal representatives or beneficiaries. Upon termination of the recipient's service due to retirement, failure to be are-elected or a Change in Control occurs, all stock options held by such recipient, whether or not exercisable at such time, shall become immediately exercisable. However, shares of Common Stock acquired through the exercise of options granted under Section II(a) may not be sold or otherwise disposed of for a period of one year from the date of grant of the option.
For purposes of this plan the following terms are defined:

                  (i) "Change in Control" of the Bank or Holding  Company  shall mean an event of a nature that; (1) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (2) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (3) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax-qualified employee benefit plan of the Bank; or
         (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent
         Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a proxy statement soliciting proxies from shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or
         (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

                  (ii) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an outside director to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Board that it is either not possible to determine when such disability will terminate or that it appears probable that such disability will be permanent during the remainder of said recipient's lifetime.

                  (iii) "Retirement" means the termination of service from the Board of Directors of the Bank and/or the Holding Company following written notice to the Board of Directors as a whole of such Director's intention to retire or retirement as determined by the Bank's bylaws.

                  (iv) "Removal for Cause" means the removal of the Outside Director based upon personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Holding Company or any of its affiliates.

         (f) Termination of Option. Options shall expire upon the earlier of (i) one hundred and twenty (120) months following the date of grant, or (ii) one (1) year following the date on which the Outside Director ceases to serve in such capacity for any reason other than removal for cause in accordance with the Holding Company's Certificate of Incorporation and applicable law. Provided, however, that if the recipient's service on the Board of Directors is terminated for any reason other than being removed for cause prior to the date the Plan is presented to the shareholders of the Holding Company for ratification, the stock options may not be exercised prior to the date of the shareholders' meeting regarding such ratification but shall remain exercisable for a period of one year from the date of such meeting. If the Outside Director dies before fully exercising any portion of an option then exercisable, such options may be exercised by such Outside Director's beneficiary, personal representative(s), heir(s) or devisee(s) at any time within the one (1) year period following his or her death; provided, however, that in no event shall the options be exercisable more than one hundred and twenty (120) months after the date of its grant. If the Outside Director fails to be renominated or are-elected, all options awarded to him shall become immediately exercisable. If the Outside Director is removed for cause, all options awarded to him shall expire upon such removal.

IV.  Common Stock Subject to the Directors' Option Plan

         The shares which shall be issued and delivered upon exercise of options granted under the Directors' Option Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Holding Company as treasury stock. The number of shares of Common Stock reserved for issuance under the Directors' Option Plan shall not exceed 210,105 shares of the Common Stock of the Holding Company, par value $.01 per share, subject to adjustments pursuant to this Section IV. Any shares of Common Stock subject to an option which for any reason either terminates unexercised or expires, shall again be available for issuance under the Directors' Option Plan.

         In the event of any change or changes in the outstanding Common Stock of the Holding Company by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, spin-off, combination or any similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Holding Company, the number of shares of Common Stock which may be issued under this Directors' Option Plan, the number of shares of Common Stock subject to options granted under this Directors' Option Plan and the option price of such options, shall be automatically adjusted to prevent dilution or enlargement of the rights granted to recipient under the Directors' Option Plan.

V.  Effective Date of the Plan; Shareholder Ratification

         The Directors' Option Plan after adoption by the Board of Directors shall become effective upon the conversion of the Bank from the mutual to capital stock form of ownership and the acquisition of the Association by the Holding Company (the "Conversion"). Following Conversion, the Directors' Option Plan shall be presented to shareholders of the Holding Company for ratification for purposes of (i) obtaining favorable treatment under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) maintaining listing on the Nasdaq National Market; provided, however, that the failure to obtain shareholder ratification shall not affect the validity of this Plan and the options granted hereunder.

VI. Taxes.

         There may be deducted from each distribution of Common Stock under the Plan sufficient amounts of shares of Common Stock to cover for any applicable tax obligations incurred as a result of the exercise of options under the Plan. If this Plan is qualified under 17 C.F.R. ss. 240.16b-3 under the Exchange Act, then any deduction for taxes shall comply with 17 C.F.R. ss. 240.16b-3.

VII. Termination of the Plan

         The right to grant options under the Directors' Option Plan will terminate automatically upon the earlier of ten years after the Effective Date of the Plan or the issuance of 210,105 shares of Common Stock (the maximum number of shares of Common Stock reserved for under this Plan) subject to adjustment pursuant to Section IV hereof. A majority of the outstanding shares of the Common Stock entitled to vote is required to terminate the Directors' Option Plan for any other reason; provided, however, no such termination shall, without the consent of the affected recipient, affect such recipient's rights under a previously granted option.

VIII.  Amendment of the Plan

         The Directors' Option Plan may be amended from time to time by the Board of Directors of the Holding Company provided that Section II and III hereof shall not be amended more than once every six months other than to comport with the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as provided in Section IV hereof, rights and obligations under any option granted before an amendment shall not be altered or impaired by such amendment without the written consent of the optionee. If the Directors' Option Plan becomes qualified under 17 C.F.R. ss.240.16(b)-3 ("Rule 16(b)-3") of the rules and regulations promulgated under the Securities Exchange Act of 1934 and an amendment would require shareholder approval under such Rule 16(b)-3 to retain the Plan's qualification, then subject to the discretion of the Board of Directors of the Holding Company, such amendment shall be presented to shareholders for ratification, provided, however, that the failure to obtain shareholder ratification shall not affect the validity of this Plan as so amended and the options granted thereunder.

IX.  Applicable Law

         The Plan will be administered in accordance with the laws of the State of Delaware.

X.  Compliance with Section 16

         If this Plan is qualified under Rule 16b-3 transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan fails to so comply, such provision shall be deemed null and void, to the extent permitted by law.


         IN WITNESS WHEREOF, Reliance Bancorp, Inc. established this Plan which was executed by its duly authorized executive officer and effective as of the 31st day of March, 1994 and is amended and restated as of June 17, 1998.


                                    By:



Attest:
-------------------------------